UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 19, 2008 (March 19, 2008)

DEBUT BROADCASTING CORPORATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1209 16th Avenue South, Suite 200
Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 866-0530

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 5.03 Other Events
On March 19, 2008, the Registrants Board of Directors adopted an amendment to the Registrant’s Bylaws to allow shareholder action by written consent of a majority number of shareholders, in accordance with NRS 78.320 Stockholders’ meetings: Quorum; consent for actions taken without meeting; participation by telephone or similar method.

A copy of the amendment is filed herewith as Exhibit 3.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

3.1	First Amendment to Amended and Restated Bylaws of Debut Broadcasting Corporation, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBUT BROADCASTING CORPORATION, INC
Dated: March 19, 2008

___________________________________________ Steven Ludwig,
Chief Executive Officer